As filed with the Securities and Exchange Commission on March 24, 1999
                                               Registration No. 333-____________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                               MININGCO.COM, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                     13-4034015
 (State or other jurisdiction                  (IRS Employer Identification No.)
of incorporation or organization)

                        220 East 42nd Street, 24th Floor
                            New York, New York 10017
               (Address of principal executive offices) (Zip Code)

                              --------------------

           AMENDED AND RESTATED 1998 STOCK OPTION/STOCK ISSUANCE PLAN
                        1999 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plan)

                              --------------------

                               Mr. Scott P. Kurnit
          President, Chief Executive Officer and Chairman of the Board
                               MiningCo.com, Inc.
                        220 East 42nd Street, 24th Floor
                            New York, New York 10017
                     (Name and address of agent for service)
                                 (212) 849-2000
          (Telephone number, including area code, of agent for service)

                              --------------------

                         CALCULATION OF REGISTRATION FEE

================================================================================

                                                              Proposed           Proposed
      Title of                                                Maximum            Maximum
     Securities                           Amount              Offering           Aggregate            Amount of
       to be                              to be                 Price            Offering            Registration
     Registered                        Registered(1)         per Share(2)        Price(2)                Fee
     ----------                        -------------         ------------       ----------           ------------
Amended and Restated 1998 Stock      3,224,885 shares          $25.00           $80,622,125             $22,413
   Option/Stock Issuance Plan
Common Stock, $0.001 par value

1999 Employee Stock Purchase Plan      125,000 shares          $25.00           $ 3,125,000             $  869
Common Stock, $0.001 par value

                                                                          Aggregate Registration Fee: $23,282

================================================================================

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Employee Stock Purchase Plan or the 1998 Stock Option/Stock Issuance Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the outstanding shares of Registrant's Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the highest proposed selling price per share of Registrant's Common Stock.

                                     PART II

               Information Required in the Registration Statement

Item 3. Incorporation of Documents by Reference

            MiningCo.com, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

      (a) The Registrant's Registration Statement No. 333-69881 on Form S-1 filed with the Commission on December 30, 1998;

      (b) The Registrant's prospectus filed with the Commission pursuant to Rule 424(a) promulgated under the Securities Act of 1933, as amended (the "1933 Act"), in connection with the Registrant's Registration Statement No. 333-69881, in which there is set forth the audited financial statements for the Registrant's fiscal year ended December 31, 1998.

      (c) The Registrant's Registration Statement No. 000-25525 on Form 8-A filed with the Commission on March 10, 1999, pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

            All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act") after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4. Description of Securities

            Not Applicable

Item 5. Interests of Named Experts and Counsel

            Not Applicable.

Item 6. Indemnification of Directors and Officers

            Section 145 of the Delaware General Corporation Law authorizes a court to award or a corporation's Board of Directors to grant indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the 1933 Act. Article VIII of the Registrant's Amended and Restated Bylaws provides for mandatory indemnification of its directors and officers and permissible indemnification of employees and other agents to the maximum extent permitted by the Delaware General Corporation Law. The Registrant's Second Amended and Restated Certificate of Incorporation provides that, subject to Delaware law, its directors shall not be personally liable for monetary damages for breach of the directors' fiduciary duty as directors to the Registrant and its stockholders. This provision in the Second Amended and Restated Certificate of Incorporation does not eliminate the directors' fiduciary duty, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Registrant or its stockholders for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws. The Registrant intends to enter into indemnification agreements with its officers and directors, which will provide the Registrant's officers and directors with further indemnification to the maximum extent permitted by the Delaware General Corporation Law. The Registrant maintains directors' and officers' liability insurance policies insuring the Registrant's directors and officers against certain liabilities and expenses incurred by them in their capacities as such, and insuring the Registrant under certain circumstances, in the event that indemnification payments are made by the Registrant to such directors and officers.

Item 7. Exemption from Registration Claimed

            Not Applicable.

Item 8. Exhibits

Exhibit Number    Exhibit
--------------    -------

  4               Instruments Defining the Rights of Stockholders. Reference is
                  made to Registrant's Registration Statement No. 000-25525 on
                  Form 8-A, together with any exhibits thereto, which are
                  incorporated herein by reference pursuant to Item 3(c) to this
                  Registration Statement.
  5               Opinion and consent of Brobeck, Phleger & Harrison LLP.
  23.1            Consent of KPMG LLP, Independent Auditors.
  23.2            Consent of Brobeck, Phleger & Harrison LLP is contained in
                  Exhibit 5.
  24              Power of Attorney. Reference is made to page II-4 of this
                  Registration Statement.
  99.1            Amended and Restated 1998 Stock Option/Stock Issuance Plan.
  99.2            Form of Notice of Grant of Stock Option.
  99.3            Form of Stock Option Agreement.
  99.4            Form of Addendum to Stock Option Agreement (Limited Stock
                  Appreciation Right).
  99.5            Form of Addendum to Stock Option Agreement (Termination of
                  Service following Change in Control).
  99.6            Form of Stock Purchase Agreement.
  99.7            Form of Stock Issuance Agreement.
  99.8            Form of Addendum to Stock Issuance Agreement (Involuntary
                  Termination Following Corporation Transaction/Change in
                  Control).
  99.9            Employee Stock Purchase Plan
  99.10           Summary of Employee Stock Purchase Program
  99.11           Form of ESPP Stock Purchase Agreement.

Item 9. Undertakings

            A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by
Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1998 Stock Option/Stock Issuance Plan and Employee Stock Purchase Plan.

            B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 23rd day of March, 1999.

                                    MiningCo.com, Inc.

                                    By:   /s/ Scott P. Kurnit
                                       -----------------------------------------
                                          Scott P. Kurnit
                                          President, Chief Executive Officer and
                                          Chairman of the Board of Directors

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

            That the undersigned officers and directors of Mining Co. com, Inc., a Delaware corporation, do hereby constitute and appoint Scott P. Kurnit, President, Chief Executive Officer and Chairman of the Board of Directors and Todd B. Sloan, Chief Financial Officer, and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

            IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

            Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature               Title                                       Date
---------               -----                                       ----
/s/ Scott P. Kurnit
--------------------    President, Chief Executive Officer     March 23, 1999
Scott P. Kurnit         (Principal Executive Officer) and
                        Chairman of the Board of Directors

/s/ Todd B. Sloan
--------------------    Chief Financial Officer                March 23, 1999
Todd B. Sloan           (Principal Financial Officer)

/s/ Frank J. Biondi, Jr.
------------------------    Director                           March 23, 1999
Frank J. Biondi, Jr.

/s/ Dixon R. Doll
------------------------    Director                           March 23, 1999
Dixon R. Doll

/s/ Ronald Unterman
------------------------    Director                           March 23, 1999
Ronald Unterman

/s/ Marc M. Watson
------------------------    Director                           March 23, 1999
Marc M. Watson

/s/ Kristopher A. Wood
------------------------    Director                           March 23, 1999
Kristopher A. Wood

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    EXHIBITS

                                       TO

                                    FORM S-8

                                      UNDER

                             SECURITIES ACT OF 1933

                                MININGCO.COM INC.

                                  EXHIBIT INDEX

Exhibit Number    Exhibit
--------------    -------

  4               Instruments Defining the Rights of Stockholders. Reference is
                  made to Registrant's Registration Statement No. 000-25525 on
                  Form 8-A, together with any exhibits thereto, which are
                  incorporated herein by reference pursuant to Item 3(c) to this
                  Registration Statement.
  5               Opinion and consent of Brobeck, Phleger & Harrison LLP.
  23.1            Consent of KPMG LLP, Independent Auditors.
  23.2            Consent of Brobeck, Phleger & Harrison LLP is contained in
                  Exhibit 5.
  24              Power of Attorney. Reference is made to page II-4 of this
                  Registration Statement.
  99.1            1998 Stock Option/Stock Issuance Plan.
  99.2            Form of Notice of Grant of Stock Option.
  99.3            Form of Stock Option Agreement.
  99.4            Form of Addendum to Stock Option Agreement (Limited Stock
                  Appreciation Right).
  99.5            Form of Addendum to Stock Option Agreement (Termination of
                  Service following Change in Control).
  99.6            Form of Stock Purchase Agreement.
  99.7            Form of Stock Issuance Agreement.
  99.8            Form of Addendum to Stock Issuance Agreement (Involuntary
                  Termination Following Corporation Transaction/Change in
                  Control).
  99.9            Employee Stock Purchase Plan
  99.10           Summary of Employee Stock Purchase Program
  99.11           Form of ESPP Stock Purchase Agreement.